UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

IGNIS PETROLEUM GROUP, INC.
(Exact name of registrant in its charter)

NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-8188
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 14, 2006, Ignis Petroleum Corporation, our wholly owned subsidiary, entered into a Ratification and Amendment of Farmout Agreement, First Amendment of Farmout Agreement, and Side Letter to First Amendment of Farmout Agreement with Dragon Energy Corporation, Bayou City Exploration, Inc. f/k/a Blue Ridge Energy, Inc., Argyle Energy, Inc. and Newton Properties, Inc. related to our interests in the Barnett Crossroads Prospect in Escambia County, Alabama. The agreement ratified the prior conveyance from Argyle to Newton and from Newton to Ignis of the right to earn seventy-five percent (75%) of the working interest in the prospect with a corresponding net revenue interest of fifty-two and five tenths percent (52.5%). The agreement also provided, among other things, that:

•
Ignis will have all of Argyle’s rights and obligations under its prior farmout agreement with Dragon, as such farmout agreement was previously amended, and that all other prior agreements regarding the prospect among the parties were terminated;

•	Dragon will act as contract operator of the test well on the prospect in exchange for a fee of $10,000 per month payable by Ignis;
•
Ignis will be responsible for 100% of all costs of the test well to casing point, plus either: (A) 100% of all costs to plug and abandon the test well and restore the drillsite, or (B) 75% of all costs of completing and equipping the test well.

The foregoing is a summary of the terms of the agreements described above and does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are attached to this report as exhibits and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit	Description
Number
10.1	Farmout Agreement dated August 23, 2004, by and between Dragon Energy Corporation and Argyle Energy, Inc.
10.2	First Amendment of Farmout Agreement dated September 30, 2005, by and between Dragon Energy Corporation and Argyle Energy, Inc.
10.3	Side Letter to First Amendment of Farmout Agreement dated September 30, 2005, by and between Dragon Energy Corporation and Argyle Energy, Inc.
10.4
Ratification and Amendment of Farmout Agreement, First Amendment of Farmout Agreement, and Side Letter to First Amendment of Farmout Agreement dated March 14, 2006, by and among Dragon Energy Corporation, Ignis Petroleum Corporation, Bayou City Exploration, Inc. f/k/a Blue Ridge Energy, Inc., Argyle Energy, Inc. and Newton Properties, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.
Date: March 20, 2006
	By:	/s/ Michael P. Piazza
Michael P. Piazza
President and Chief Executive Officer